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                                        This document contains 6 pages. The
                                        Exhibit Index is located on page 4.


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) December 16, 1996

              Mortgage Loan Asset Backed Pass-Through Certificates
                                  Trust 1996-B
                        (Name of Trust issuing Mortgage
                  Loan Asset Backed Pass-Through Certificates,
                             Series 1996-B, Class A)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                         33-84894             59-3247986
(State or Other Jurisdiction            (Commission         (I.R.S. Employer
     of Incorporation)                  File Number)       Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)     Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                   Description
         -----------                   -----------
         19.1                  Statement to Certificateholders
                               for Mortgage Loan Asset Backed
                               Pass-Through Certificates,
                               Series 1996-B, for December 16,
                               1996 distribution pursuant to
                               Section 6.02 of the Pooling and
                               Servicing Agreement among
                               Merrill Lynch Credit
                               Corporation, as Master Servicer,
                               MLCC Mortgage Investors, Inc.,
                               as Seller, and Bankers Trust
                               Company of California, N.A., as
                               Trustee, dated as of June 1,
                               1996.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MERRILL LYNCH CREDIT CORPORATION, as
                                        Master Servicer and on behalf of
                                        MLCC MORTGAGE INVESTORS, INC.



                                        By:  /s/ Steven Hardy
                                           ------------------------------
                                                 Name:  Steven T. Hardy
                                                 Title: Vice President and
                                                              Controller


Dated:   12/16/96

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                                  Exhibit Index

Exhibit No.                                                             Page
-----------                                                             ----
   19.1          Statement to Certificateholders for
                 Mortgage Loan Asset Backed Pass-Through
                 Certificates, Series 1996-B                              5

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